Exhibit 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Richard C. Adkerson

Richard C. Adkerson

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Robert J. Allison, Jr.

Robert J. Allison, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Robert A. Day

Robert A. Day

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Gerald J. Ford

Gerald J. Ford

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ H. Devon Graham, Jr

H. Devon Graham, Jr

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ J. Bennett Johnston

J. Bennett Johnston

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Bobby Lee Lackey

Bobby Lee Lackey

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Gabrielle K. McDonald

Gabrielle K. McDonald

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ James R. Moffett

James R. Moffett

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ B. M. Rankin, Jr.

B. M. Rankin, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ J. Stapleton Roy

J. Stapleton Roy

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Stephen H. Siegele

Stephen H. Siegele

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ J. Taylor Wharton

J. Taylor Wharton

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ Kathleen L. Quirk

Kathleen L. Quirk

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of shares of Class B Common Stock of the Company estimated to be issued upon completion of the merger of Panther Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, with and into Phelps Dodge Corporation, a New York corporation, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 1, 2006.

/s/ C. Donald Whitmire, Jr.

C. Donald Whitmire, Jr.